UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

SINGULARITY FUTURE TECHNOLOGY LTD.
(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Cutter Mill Road

Suite 322

Great Neck, NY 11021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SGLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 18, 2022, Singularity Future Technology Ltd. (the “Company”) held its annual meeting of shareholders for its fiscal year ended June 30, 2022. The voting results for each matter submitted to a vote at the meeting are as follows:

1.	Election of Two Class I Directors

Each of the following nominees was elected as a Class I Director to serve on the Board of Directors of the Company (the “Board”) until the annual meeting of shareholders for the fiscal year of 2025 or until his or her successor is duly elected and qualified.

	For	Against	Abstain / Withhold
Ziyuan Liu	12,056,394	501,131	265,166
Xu Zhao	12,054,906	501,130	266,655

2.	The shareholders granted discretionary authority to the Board to amend the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the common stock of the Company within the range of 1-2 to 1-10 shares to be determined by the Board and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than the first anniversary of its approval by the shareholders of the Company.

For	Against	Abstain
12,650,906	684,827	2,793

3.	Shareholders approved, on an advisory, non-binding basis, the Company’s executive compensation.

For	Against	Abstain
12,719,961	684,893	16,126

4.	Shareholders approved, on an advisory, non-binding basis, the frequency of the advisory votes on the Company’s executive compensation.

Every Year	Every Two Years	Every Three Years	Abstain
12,145,514	7,226	7,857	671,170

5.	Shareholders ratified the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2023.

For	Against	Abstain
12,733,358	684,827	2,793

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2023	Singularity Future Technology Ltd.

	By:	/s/ Ziyuan Liu
	Name:	Ziyuan Liu
	Title:	Chief Executive Officer

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